UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2013

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of Peoples as specified in its charter)

Pennsylvania	0-23863	23-2391852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Washington Avenue, Scranton, PA	18503
(Address of principal executive offices)	(Zip Code)

(570) 346-7741

(Peoples’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Peoples under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 2, 2013, Peoples Financial Services Corp., a Pennsylvania corporation (“Peoples”) filed a Form 8-K (the “Prior 8-K”) to report the consummation of the merger of Penseco Financial Services Corporation (“Penseco”) with and into Peoples pursuant to the terms of the Agreement and Plan of Merger between Penseco and Peoples dated as of June 28, 2013, as amended, which merger became effective at 11:59 p.m. on November 30, 2013. In the Prior 8-K, Peoples stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Penseco Financial Services Corporation as of December 31, 2012 and December 31, 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010 are hereby incorporated by reference to Exhibit 99.1 hereto.

The unaudited financial statements of Penseco as of September 30, 2013 and for the nine months then ended, are hereby incorporated by reference to Exhibit 99.2 hereto.

(b) Pro Forma Financial Information

The unaudited pro forma combined consolidated balance sheet as of September 30, 2013 and the unaudited pro forma combined consolidated statements of income for the nine months ended September 30, 2013 and the year ended December 31, 2012 are hereby incorporated by reference to Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of independent registered public accounting firm.

99.1	Audited financial statements of Penseco Financial Services Corporation as of December 31, 2012 and December 31, 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010 (incorporated by reference to Penseco Financial Services Corporation’s Annual Report on Form 10-K filed on March 14, 2013).

99.2	Unaudited financial statements of Penseco Financial Services Corporation as of September 30, 2013 and for the nine months ended September 30, 2013 (incorporated by reference to Penseco Financial Services Corporation’s Quarterly Report on Form 10-Q filed on November 7, 2013).

99.3	Unaudited pro forma combined condensed consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Peoples has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

Dated: February 10, 2014	By:	/s/ Craig W. Best
	Name:	Craig W. Best
	Title:	President & Chief Executive Officer (Principal Executive Officer)

Dated: February 10, 2014	By:	/s/ Scott A. Seasock
	Name:	Scott A. Seasock
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of independent registered public accounting firm.

99.3	Unaudited pro forma combined condensed consolidated financial statements.